Exhibit 10.22

    Cornell               101 Hudson Street
Capital Partners          Suite 3700
                          Jersey City, NJ  07302

                                          September 26, 2005


VIA FEDERAL EXPRESS
AND FAX (239) 466-7270

Innova Holdings, Inc.
17105 San Carlos Boulevard
Suite A6151
For Myers, FL 33931
Attention:   Walter Weisel

      Re: Amendment to Standby Equity Distribution Agreement

Dear Mr. Weisel:

      This letter will memorialize the agreement by and between Innova Holdings, Inc. (the "Company") and Cornell Capital Partners, LP (the "Investor"), in connection with an amendment to the Standby Equity Distribution Agreement dated June 14, 2005 ("SEDA") between the Company and the Investor. All capitalized terms herein, unless otherwise indicated, shall have the meaning ascribed to them in the SEDA.

      On the date hereof, the Company and Investor removed David Gonzalez, Esq. as the escrow agent pursuant to the Escrow Agreement (the "Escrow Agreement") between the Company, the Investor, and David Gonzalez, Esq. dated June 14, 2005, terminated the Escrow Agreement, and entered into a replacement escrow agreement ("Replacement Escrow Agreement") with Baxter, Baker, Sidle, Conn & Jones, P.A. appointing Baxter, Baker, Sidle, Conn & Jones, P.A. to serve as escrow agent for purposes of the SEDA. The parties hereby amend the SEDA to reflect that Baxter, Baker, Sidle, Conn & Jones, P.A. shall hereby serve are the escrow agent in connection with the SEDA pursuant to the Replacement Escrow Agreement. All references in the SEDA to the Escrow Agreement shall hereinafter mean the Replacement Escrow Agreement and all references to either the Escrow Agent or David Gonzalez, Esq. in the SEDA shall hereinafter mean Baxter, Baker, Sidle, Conn & Jones, P.A. Furthermore, the term "David Gonzalez Attorney Trust Account" referenced in Section 1.2 of the SEDA shall hereinafter mean Baxter, Baker, Sidle, Conn & Jones, P.A.

Innova Holdings, Inc.
September 26, 2005
Page 2 of 2

      This letter shall also serve as a Joint Written Direction to David Gonzalez, Esq. in accordance with the Escrow Agreement providing notification that the parties hereto have removed David Gonzalez, Esq. as escrow agent and terminated the Escrow Agreement.

      This letter agreement shall solely have the effect specifically described above and shall have no effect on any other terms or conditions of the SEDA.

                                          Cornell Capital Partners, LP

                                          By:  Yorkville Advisors, LLC
                                          Its: General Partner

                                          By:   /s/ Mark Angelo
                                          -------------------------
                                          Name: Mark Angelo


Agreed and acknowledged on this 26th day of September, 2005.

Innova Holdings, Inc.

By: /s/ Walter K. Weisel

Name:   Walter K. Weisel
Title:  Chief Executive Officer

cc:      David Gonzalez, Esq.
         BY HAND